PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT MARCH 31, 2018 (In apartment units)

	Same Store	Non-Same Store(1)	Lease-up	Total Completed Communities	Development Units Delivered	Total

Atlanta, GA	10,664	—	332	10,996	94	11,090
Dallas, TX	9,404	362	—	9,766	—	9,766
Austin, TX	6,475	298	344	7,117	—	7,117
Charlotte, NC	6,149	—	—	6,149	—	6,149
Orlando, FL	4,498	776	—	5,274	—	5,274
Tampa, FL	5,220	—	—	5,220	—	5,220
Raleigh/Durham, NC	4,397	803	—	5,200	—	5,200
Houston, TX	4,479	388	—	4,867	—	4,867
Nashville, TN	3,776	279	320	4,375	—	4,375
Fort Worth, TX	4,249	—	—	4,249	—	4,249
Washington, DC	4,080	—	—	4,080	—	4,080
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	2,726	302	—	3,028	—	3,028
Phoenix, AZ	2,301	322	—	2,623	—	2,623
Savannah, GA	2,219	—	—	2,219	—	2,219
Greenville, SC	1,748	336	—	2,084	—	2,084
Richmond, VA	1,668	336	—	2,004	—	2,004
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Little Rock, AR	1,368	—	—	1,368	—	1,368
Jackson, MS	1,241	—	—	1,241	—	1,241
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	7,320	449	513	8,282	—	8,282
Total Multifamily Units	93,483	4,651	1,509	99,643	94	99,737

(1)Non-Same Store total excludes 269 units in joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS(1)
Dollars in thousands, except Average Effective Rent

	As of March 31, 2018			Average Effective Rent for the Three Months Ended March 31, 2018	As of March 31, 2018
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units, Including Development

Atlanta, GA	$1,752,714	13.4%	96.4%	$1,355	10,664
Dallas, TX	1,349,925	10.4%	95.6%	1,258	9,766
Washington, DC	936,823	7.2%	97.0%	1,712	4,080
Charlotte, NC	928,483	7.1%	96.8%	1,160	6,149
Tampa, FL	846,686	6.5%	97.4%	1,366	5,220
Orlando, FL	807,378	6.2%	97.2%	1,369	5,274
Austin, TX	756,849	5.8%	96.0%	1,159	6,773
Raleigh/Durham, NC	654,421	5.0%	96.5%	1,055	5,200
Houston, TX	591,063	4.5%	97.4%	1,126	4,867
Nashville, TN	445,393	3.4%	97.2%	1,186	4,055
Fort Worth, TX	382,288	2.9%	96.7%	1,110	4,249
Phoenix, AZ	368,659	2.8%	95.7%	1,098	2,623
Charleston, SC	360,476	2.8%	97.2%	1,150	3,028
Jacksonville, FL	286,239	2.2%	97.7%	1,059	3,496
Richmond, VA	255,917	2.0%	97.7%	1,096	2,004
Savannah, GA	233,897	1.8%	97.3%	1,024	2,219
San Antonio, TX	159,598	1.2%	95.9%	1,059	1,504
Kansas City, MO-KS	156,008	1.2%	96.8%	1,200	956
Birmingham, AL	151,831	1.2%	96.5%	956	1,462
Greenville, SC	151,592	1.2%	96.6%	851	2,084
Memphis, TN	125,536	1.0%	97.1%	924	1,811
All Other Markets by State (individual markets <1% gross real assets)
Florida	$170,973	1.3%	97.6%	$1,227	1,806
Alabama	153,352	1.2%	98.1%	883	1,648
Virginia	149,041	1.1%	98.1%	1,217	1,039
Arkansas	115,628	0.9%	96.1%	873	1,368
Kentucky	90,899	0.7%	96.9%	848	1,308
Mississippi	71,183	0.5%	97.3%	861	1,241
Nevada	68,119	0.5%	97.1%	934	721
Tennessee	49,638	0.4%	96.5%	827	943
South Carolina	35,611	0.3%	98.6%	804	576
Subtotal	$12,606,220	96.7%	96.8%	$1,181	98,134

Atlanta, GA	$165,777	1.3%	42.2%	$2,360	426	770
Denver, CO	82,443	0.6%	34.5%	1,780	359	359
Nashville, TN	71,781	0.6%	84.4%	1,754	320	320
Austin, TX	61,643	0.5%	74.1%	1,467	344	344
Kansas City, MO-KS	24,982	0.2%	37.0%	1,222	154	154
Charleston, SC	16,824	0.1%	—	—	—	140
Lease-up and Development	$423,450	3.3%	56.1%	$1,774	1,603	2,087

Total Wholly Owned Multifamily Communities	$13,029,670	100.0%	96.1%	$1,190	99,737	100,221

(1) Schedule excludes one joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME
Dollars in thousands

	As of March 31, 2018		Three Months Ended
	Apartment Units	Gross Real Assets	March 31, 2018	March 31, 2017	Percent Change
Operating Revenue
Same Store Communities	93,483	$11,817,414	$356,847	$350,597	1.8%
Non-Same Store Communities	4,651	788,806	19,562	22,582
Lease up/Development Communities	1,603	423,450	4,042	54
Total Multifamily Portfolio	99,737	$13,029,670	$380,451	$373,233
Commercial Property/Land	—	$211,930	$5,566	$5,675
Total Operating Revenue	99,737	$13,241,600	$386,017	$378,908

Property Operating Expenses
Same Store Communities			$131,497	$129,414	1.6%
Non-Same Store Communities			8,442	9,700
Lease up/Development Communities			2,368	44
Total Multifamily Portfolio			$142,307	$139,158
Commercial Property/Land			$2,097	$2,115
Total Property Operating Expenses			$144,404	$141,273

Net Operating Income
Same Store Communities			$225,350	$221,183	1.9%
Non-Same Store Communities			11,120	12,882
Lease up/Development Communities			1,674	10
Total Multifamily Portfolio			$238,144	$234,075
Commercial Property/Land			$3,469	$3,560
Total Net Operating Income			$241,613	$237,635	1.7%

COMPONENTS OF SAME STORE PROPERTY OPERATING EXPENSES
Dollars in thousands

	Three Months Ended
	March 31, 2018	March 31, 2017	Percent Increase/(Decrease)
Personnel	$31,535	$30,787	2.4%
Building Repair and Maintenance	13,957	14,994	(6.9)%
Utilities	25,964	24,537	5.8%
Marketing	3,505	3,888	(9.9)%
Office Operations(1)	6,059	5,292	14.5%
Property Taxes	47,810	46,590	2.6%
Insurance	2,667	3,326	(19.8)%
Total Property Operating Expenses	$131,497	$129,414	1.6%

(1) The three months ended March 31, 2018, include $0.9 million in operating expenses primarily for remediating some minor and isolated water intrusion as a result of storm damage from the 2018 arctic blast.

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY MARKET

Same Store Portfolio

			Average Physical Occupancy
	Apartment Units	Percent of Same Store NOI	Three months ended March 31, 2018	Three months ended March 31, 2017
Atlanta, GA	10,664	13.6%	96.1%	96.2%
Dallas, TX	9,404	9.6%	95.6%	95.2%
Charlotte, NC	6,149	7.4%	96.4%	96.3%
Washington, DC	4,080	6.7%	96.6%	97.2%
Tampa, FL	5,220	6.6%	96.5%	95.9%
Austin, TX	6,475	5.9%	96.0%	95.6%
Orlando, FL	4,498	5.7%	96.4%	95.7%
Raleigh/Durham, NC	4,397	4.5%	96.7%	96.6%
Nashville, TN	3,776	4.3%	95.9%	95.1%
Fort Worth, TX	4,249	4.0%	95.8%	95.6%
Houston, TX	4,479	3.8%	96.9%	94.7%
Jacksonville, FL	3,496	3.5%	96.6%	96.9%
Charleston, SC	2,726	2.9%	96.1%	95.7%
Phoenix, AZ	2,301	2.6%	96.8%	97.4%
Savannah, GA	2,219	2.1%	97.0%	96.6%
Richmond, VA	1,668	1.7%	96.9%	95.8%
Memphis, TN	1,811	1.4%	95.7%	95.7%
Greenville, SC	1,748	1.3%	96.7%	96.4%
Birmingham, AL	1,462	1.2%	95.7%	96.4%
San Antonio, TX	1,504	1.2%	95.5%	96.1%
Little Rock, AR	1,368	1.0%	95.9%	95.6%
Huntsville, AL	1,228	1.0%	97.2%	96.3%
Jackson, MS	1,241	1.0%	95.6%	96.0%
Other	7,320	7.0%	96.5%	96.0%
Total Same Store	93,483	100.0%	96.3%	96.0%

Supplemental Data S-4

MULTIFAMILY SAME STORE QUARTER OVER QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		Q1 2018	Q1 2017	% Chg	Q1 2018	Q1 2017	% Chg	Q1 2018	Q1 2017	% Chg	Q1 2018	Q1 2017	% Chg
Atlanta, GA	10,664	$46,504	$46,072	0.9%	$16,004	$16,375	(2.3)%	$30,500	$29,697	2.7%	$1,355	$1,339	1.2%
Dallas, TX	9,404	37,735	37,380	0.9%	16,292	15,769	3.3%	21,443	21,611	(0.8)%	1,265	1,261	0.3%
Charlotte, NC	6,149	23,097	22,740	1.6%	6,601	6,778	(2.6)%	16,496	15,962	3.3%	1,160	1,146	1.2%
Washington, DC	4,080	22,080	21,716	1.7%	7,024	6,813	3.1%	15,056	14,903	1.0%	1,712	1,679	2.0%
Tampa, FL	5,220	22,868	22,384	2.2%	7,904	7,852	0.7%	14,964	14,532	3.0%	1,366	1,346	1.5%
Austin, TX	6,475	24,166	24,180	(0.1)%	10,849	10,816	0.3%	13,317	13,364	(0.4)%	1,141	1,146	(0.4)%
Orlando, FL	4,498	19,885	19,000	4.7%	6,996	6,701	4.4%	12,889	12,299	4.8%	1,381	1,328	4.0%
Raleigh/Durham, NC	4,397	15,138	14,696	3.0%	4,969	4,785	3.8%	10,169	9,911	2.6%	1,039	1,011	2.8%
Nashville, TN	3,776	14,362	14,147	1.5%	4,621	4,557	1.4%	9,741	9,590	1.6%	1,167	1,155	1.0%
Fort Worth, TX	4,249	15,737	15,168	3.8%	6,664	6,070	9.8%	9,073	9,098	(0.3)%	1,110	1,070	3.7%
Houston, TX	4,479	15,970	16,257	(1.8)%	7,355	7,620	(3.5)%	8,615	8,637	(0.3)%	1,107	1,150	(3.7)%
Jacksonville, FL	3,496	11,928	11,488	3.8%	4,008	4,016	(0.2)%	7,920	7,472	6.0%	1,059	1,019	3.9%
Charleston, SC	2,726	10,123	9,935	1.9%	3,513	3,271	7.4%	6,610	6,664	(0.8)%	1,121	1,113	0.7%
Phoenix, AZ	2,301	8,163	7,867	3.8%	2,394	2,371	1.0%	5,769	5,496	5.0%	1,084	1,036	4.6%
Savannah, GA	2,219	7,533	7,361	2.3%	2,774	2,587	7.2%	4,759	4,774	(0.3)%	1,024	1,003	2.1%
Richmond, VA	1,668	5,789	5,475	5.7%	1,935	1,865	3.8%	3,854	3,610	6.8%	1,045	998	4.7%
Memphis, TN	1,811	5,438	5,291	2.8%	2,320	2,366	(1.9)%	3,118	2,925	6.6%	924	900	2.7%
Greenville, SC	1,748	4,765	4,704	1.3%	1,741	1,722	1.1%	3,024	2,982	1.4%	808	797	1.4%
Birmingham, AL	1,462	4,722	4,674	1.0%	1,943	1,966	(1.2)%	2,779	2,708	2.6%	956	949	0.7%
San Antonio, TX	1,504	5,158	5,156	0.0%	2,389	2,269	5.3%	2,769	2,887	(4.1)%	1,059	1,062	(0.3)%
Little Rock, AR	1,368	3,879	3,865	0.4%	1,521	1,438	5.8%	2,358	2,427	(2.8)%	873	884	(1.2)%
Huntsville, AL	1,228	3,490	3,336	4.6%	1,290	1,276	1.1%	2,200	2,060	6.8%	818	784	4.3%
Jackson, MS	1,241	3,580	3,592	(0.3)%	1,385	1,343	3.1%	2,195	2,249	(2.4)%	861	867	(0.7)%
Other	7,320	24,737	24,113	2.6%	9,005	8,788	2.5%	15,732	15,325	2.7%	1,030	1,014	1.6%
Total Same Store	93,483	$356,847	$350,597	1.8%	$131,497	$129,414	1.6%	$225,350	$221,183	1.9%	$1,177	$1,161	1.4%

Supplemental Data S-5

MULTIFAMILY SAME STORE SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		Q1 2018	Q4 2017	% Chg	Q1 2018	Q4 2017	% Chg	Q1 2018	Q4 2017	% Chg	Q1 2018	Q4 2017	% Chg
Atlanta, GA	10,664	$46,504	$46,438	0.1%	$16,004	$16,058	(0.3)%	$30,500	$30,380	0.4%	$1,355	$1,356	(0.1)%
Dallas, TX	9,404	37,735	37,683	0.1%	16,292	15,856	2.7%	21,443	21,827	(1.8)%	1,265	1,268	(0.2)%
Charlotte, NC	6,149	23,097	22,881	0.9%	6,601	6,894	(4.3)%	16,496	15,987	3.2%	1,160	1,163	(0.3)%
Washington, DC	4,080	22,080	22,002	0.4%	7,024	6,807	3.2%	15,056	15,195	(0.9)%	1,712	1,716	(0.2)%
Tampa, FL	5,220	22,868	22,666	0.9%	7,904	7,753	1.9%	14,964	14,913	0.3%	1,366	1,364	0.1%
Austin, TX	6,475	24,166	24,188	(0.1)%	10,849	10,619	2.2%	13,317	13,569	(1.9)%	1,141	1,142	(0.1)%
Orlando, FL	4,498	19,885	19,617	1.4%	6,996	6,727	4.0%	12,889	12,890	0.0%	1,381	1,375	0.4%
Raleigh/Durham, NC	4,397	15,138	15,117	0.1%	4,969	4,853	2.4%	10,169	10,264	(0.9)%	1,039	1,039	0.0%
Nashville, TN	3,776	14,362	14,271	0.6%	4,621	4,557	1.4%	9,741	9,714	0.3%	1,167	1,168	(0.1)%
Fort Worth, TX	4,249	15,737	15,636	0.6%	6,664	6,087	9.5%	9,073	9,549	(5.0)%	1,110	1,109	0.1%
Houston, TX	4,479	15,970	15,913	0.4%	7,355	6,590	11.6%	8,615	9,323	(7.6)%	1,107	1,097	0.9%
Jacksonville, FL	3,496	11,928	11,791	1.2%	4,008	3,701	8.3%	7,920	8,090	(2.1)%	1,059	1,049	1.0%
Charleston, SC	2,726	10,123	10,134	(0.1)%	3,513	3,567	(1.5)%	6,610	6,567	0.7%	1,121	1,131	(0.9)%
Phoenix, AZ	2,301	8,163	8,140	0.3%	2,394	2,302	4.0%	5,769	5,838	(1.2)%	1,084	1,075	0.8%
Savannah, GA	2,219	7,533	7,526	0.1%	2,774	2,733	1.5%	4,759	4,793	(0.7)%	1,024	1,025	(0.1)%
Richmond, VA	1,668	5,789	5,773	0.3%	1,935	1,833	5.6%	3,854	3,940	(2.2)%	1,045	1,042	0.3%
Memphis, TN	1,811	5,438	5,380	1.1%	2,320	2,261	2.6%	3,118	3,119	0.0%	924	926	(0.2)%
Greenville, SC	1,748	4,765	4,716	1.0%	1,741	1,719	1.3%	3,024	2,997	0.9%	808	810	(0.2)%
Birmingham, AL	1,462	4,722	4,703	0.4%	1,943	1,965	(1.1)%	2,779	2,738	1.5%	956	960	(0.4)%
San Antonio, TX	1,504	5,158	5,169	(0.2)%	2,389	2,112	13.1%	2,769	3,057	(9.4)%	1,059	1,065	(0.6)%
Little Rock, AR	1,368	3,879	3,842	1.0%	1,521	1,428	6.5%	2,358	2,414	(2.3)%	873	875	(0.2)%
Huntsville, AL	1,228	3,490	3,409	2.4%	1,290	1,162	11.0%	2,200	2,247	(2.1)%	818	813	0.6%
Jackson, MS	1,241	3,580	3,570	0.3%	1,385	1,291	7.3%	2,195	2,279	(3.7)%	861	868	(0.8)%
Other	7,320	24,737	24,511	0.9%	9,005	8,832	2.0%	15,732	15,679	0.3%	1,030	1,032	(0.2)%
Total Same Store	93,483	$356,847	$355,076	0.5%	$131,497	$127,707	3.0%	$225,350	$227,369	(0.9)%	$1,177	$1,177	0.0%

Supplemental Data S-6

MULTIFAMILY DEVELOPMENT PIPELINE
Dollars in thousands
		Units as of March 31, 2018				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date(1)	Cost	Q1 2018	After

1201 Midtown II	Charleston, SC	140	—	—	2Q17	3Q18	4Q18	3Q19	29,500	16,824	12,676
Post Centennial Park	Atlanta, GA	438	94	—	1Q16	2Q18	3Q18	4Q19	96,300	84,594	11,706
Total Active		578	94	—					$125,800	$101,418	$24,382

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.

MULTIFAMILY LEASE-UP COMMUNITIES

		As of March 31, 2018
		Total	Percent	Construction	Expected
	Location	Units	Occupied	Finished	Stabilization(1)
Acklen West End	Nashville, TN	320	84.4%	(2)	3Q18
The Denton II	Kansas City, MO	154	37.0%	4Q17	4Q18
Post South Lamar II	Austin, TX	344	74.1%	4Q17	4Q18
Post Midtown	Atlanta, GA	332	42.2%	3Q17	4Q18
Post River North	Denver, CO	359	34.5%	1Q18	2Q19
Total		1,509	56.1%

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.
(2) Property was acquired while still in lease-up; construction was complete prior to acquisition by MAA.

2018 ACQUISITION & DISPOSITION ACTIVITY (THROUGH MARCH 31, 2018)

There have been no acquisitions through the first quarter of 2018.

Land Dispositions	Market	Acres	Closing Date
Craft Farms - Phase III	Gulf Shores, AL	3	January 24, 2018
Randal Park - Outparcel	Orlando, FL	34	February 27, 2018

Supplemental Data S-7

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES
Dollars in thousands

MAA holds an investment in a joint venture with institutional investors and accounts for its investment using the equity method of accounting. A summary of non-financial and financial information for this joint venture is provided below.

Joint Venture Property	Market	# of units	Ownership Interest
Post Massachusetts Avenue	Washington, D.C.	269	35%

	As of March 31, 2018
Joint Venture Property	Gross Investment in Real Estate		Mortgage Notes Payable		Company's Equity Investment
Post Massachusetts Avenue	$78,358	(1)	$50,971	(2)	$45,000

	Three months ended March 31, 2018
Joint Venture Property	Entity NOI	Company's Equity in Income
Post Massachusetts Avenue	$1,839	$498

(1) Represents GAAP basis net book value plus accumulated depreciation.

(2) This mortgage note has an outstanding principal value of $51 million, bears interest at a stated fixed rate of 3.5% and matures in February 2019. This note is currently prepayable without penalty.

Supplemental Data S-8

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2018
Dollars in thousands

DEBT SUMMARIES
			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Rate
	Balance	Total	Rate	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or swapped debt	$3,669,491	81.6%	3.8%	4.2%	4.5
Capped debt	25,000	0.5%	2.1%	2.1%	0.1
Floating (unhedged) debt	804,360	17.9%	2.7%	2.7%	0.1
Total	$4,498,851	100.0%	3.6%	3.9%	3.6

			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Contract
	Balance	Total	Rate	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured debt	$3,566,664	79.3%	3.5%	3.5%	5.0
Secured debt	932,187	20.7%	3.8%	5.3%	1.5
Total	$4,498,851	100.0%	3.6%	3.9%	4.3

	Total	Percent of		Q1 2018	Percent of
	Cost	Total		NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$11,549,446	84.8%		$205,877	85.2%
Encumbered gross assets	2,062,845	15.2%		35,736	14.8%
Total	$13,612,291	100.0%		$241,613	100.0%

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2018	$49,987	$250,171	$300,158	3.7%	$25,000	$325,158
2019	575,647	—	575,647	5.9%	—	575,647
2020	162,054	299,199	461,253	3.2%	—	461,253
2021	196,835	—	196,835	5.2%	—	196,835
2022	364,907	—	364,907	3.6%	—	364,907
Thereafter	1,770,691	—	1,770,691	3.9%	—	1,770,691
Total	$3,120,121	$549,370	$3,669,491	4.2%	$25,000	$3,694,491	4.4

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2018 (CONTINUED)
Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Key Bank Unsecured	Public Bonds	Other Unsecured	Secured	Total
2018	$—	$—	$300,158	$80,000	$380,158
2019	—	—	19,971	555,676	575,647
2020	450,000	—	149,802	162,054	761,856
2021	—	—	222,142	124,252	346,394
2022	—	248,238	415,868	—	664,106
Thereafter	—	1,728,342	32,143	10,205	1,770,690
Total	$450,000	$1,976,580	$1,140,084	$932,187	$4,498,851

DEBT COVENANT ANALYSIS(1)

Bond Covenants	Required	Actual	Compliance
Total debt to total assets	60% or less	33.1%	Yes
Total secured debt to total assets	40% or less	6.8%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.24x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	324%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	29.1%	Yes
Total secured debt to total capitalized asset value	40% or Less	6.0%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	4.65x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	27.1%	Yes
(1) The calculations of the Bond Covenants and Bank Covenants above are specifically defined in Mid-America Apartments, L.P.'s debt agreements.

Supplemental Data S-10

2018 GUIDANCE

MAA provides guidance on FFO per Share and AFFO per Share, which are non-GAAP measures, along with guidance for expected Net income per diluted common share. A reconciliation of expected Net income per diluted common share to expected FFO per Share and AFFO per Share are provided below.

Full Year 2018
Earnings
Earnings per common share - diluted	$1.78 to $2.08
Midpoint	$1.93
FFO per Share - diluted	$5.85 to $6.15
Midpoint	$6.00
AFFO per Share - diluted	$5.24 to $5.54
Midpoint	$5.39

MAA Same Store Communities:
Number of units	93,483
Lease over lease pricing growth for new leases and renewals	2.25% to 2.75%
Average physical occupancy	95.75% to 96.25%
Property revenue growth	1.75% to 2.25%
Property operating expense growth	1.50% to 2.50%
NOI growth	2.00% to 2.50%
Real estate tax expense growth	3.50% to 4.50%

Corporate Expenses:
General and administrative expenses	$39.0 to $40.0 million
Property management expenses	$50.5 to $52.5 million
Total overhead (Gross of capitalized development overhead)	$89.5 to $92.5 million
Capitalized development overhead	$1.75 million
Total overhead (Net of capitalized development overhead)	$87.75 to $90.75 million

Income tax expense	$2.5 to $3.0 million

Transaction/Investment Volume:
Acquisition volume	$300.0 to $350.0 million
Disposition volume	$0.00 million
Development investment	$75.0 to $125.0 million

Debt:
Average effective interest rate	3.80% to 4.00%
Average cash interest rate	4.00% to 4.20%
Capitalized interest	$1.5 to $2.5 million
Mark to market adjustment	$9.5 to $10.5 million

Other Items:
Merger and integration expenses	$8.0 to $10.0 million

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE GUIDANCE TO FFO AND AFFO PER SHARE GUIDANCE
	2018 Full Year Guidance Range
	Low	High
Earnings per common share - diluted	$1.78	$2.08
Real estate depreciation	4.03	4.03
Amortization other	0.04	0.04
FFO per Share - diluted	5.85	6.15
Recurring capital expenditures	(0.61)	(0.61)
AFFO per Share - diluted	$5.24	$5.54

Supplemental Data S-11

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB+	Stable
Moody's Investors Service (2)	Baa1	Stable
Standard & Poor's Ratings Services (1)	BBB+	Stable

(1)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, L.P.

(2)	Corporate credit rating assigned to Mid-America Apartments, L.P., the primary operating partnership of Mid-America Apartment Communities, Inc.

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q2 2018	Q3 2018	Q4 2018	Q1 2019
Earnings release & conference call	Early August	Late October	Late January	Early May

Dividend Information - Common Shares:	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
Declaration date	3/23/2017	5/23/2017	9/26/2017	12/5/2017	3/13/2018
Record date	4/13/2017	7/14/2017	10/13/2017	1/12/2018	4/13/2018
Payment date	4/28/2017	7/31/2017	10/31/2017	1/31/2018	4/30/2018
Distributions per share	$0.8700	$0.8700	$0.8700	$0.9225	$0.9225

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of MAA's website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Finance
Jennifer Patrick	Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-12